                                                                  Exhibit 10.210

                               [ADOT LETTERHEAD]

                                 July 23, 2002

Meadow Valley Contractors, Inc.
P.O. Box 60726
Phoenix, AZ 85028-0726

                       RE:  070 GH 330 H502801C
                       STP-070-A(001)A
                       GLOBE-LORDSBURG HIGHWAY (US 70)
                       (US 70 Pima-Thatcher)
                       ITEM #17402

At a Meeting on July 19, 2002, the Transportation Board awarded a contract for the construction of the above referenced project to you in accordance with the proposal you submitted to this Department on June 28, 2002. This is your Notice of Award of Contract.

In accordance with subsection 103.08 of the Specifications, you shall sign the contract and return it with satisfactory contract bonds no later than 10 calendar days after the date of this notice of award. Your submittal shall include the required Certificate of Insurance and Workers Compensation documents. The Department will not execute the contract until all documentation is submitted and work shall not start nor shall there be a partnering meeting nor a preconstruction conference until the contract is fully executed.

In accordance with subsection 108.02 of the Standard Specifications, the contractor shall not start work before September 3, 2002. Contract time will be charged commencing on that date.

Contact the Construction Supervisor as shown on the advertisement for proposals to arrange a Preconstruction Conference.

We look forward to working with your company toward the successful completion of this project.

                                 Sincerely


                                 /s/ Barry Crockett
                                 BARRY CROCKETT
                                 Engineer-Manager

BC:erb

cc:  District Engineer
     Resident Engineer

                               CONTRACT AGREEMENT

THIS AGREEMENT, made and entered into this 13TH day of AUGUST, 2002 by and between the STATE OF ARIZONA, acting by and through its State Engineer duly authorized by the Director, Arizona Department of Transportation to enter into such agreement, party of the first part, and MEADOW VALLEY CONTRACTORS, INC. hereinafter called the Contractor, party of the second part.
WITNESSETH: That the said Contractor, for in consideration of the sum to be paid him by said State Arizona in the manner and at the time hereinafter provided, and of the other covenants and agreements herein contained, hereby agrees, for himself, heirs, administrators, successors and assigns as follows:
     ARTICLE I - SCOPE OF WORK: The Contractor shall perform in a workmanlike and substantial manner and to the satisfaction of the State Engineer, all the work specified under TRACS/Project No.

070 GH 330 H502801C STP-070-A(001)A
GLOBE-LORDSBURG HIGHWAY (US 70)
(US 70-Pima to Thatcher)



and furnish at his own cost and expense all necessary machinery, tools, apparatus, materials and labor to complete the work in the most substantial and workmanlike manner according to the Plans and Specifications therefor on file with the State Engineer and such modifications of the same and other directions that may be made by the State Engineer as provided herein.
     ARTICLE II - CONTRACT DOCUMENTS: It is further agreed that the Proposal, Plans, Standard Specifications, Special Provisions, Contract Bond(s) and any and all Supplementary Agreements, and any and all requirements necessary to complete the work in a substantial and acceptable manner, and any and all equipment and progress statements required, are hereby referred to and made a part of this contract, and shall have the same force and effect as though all of the same were fully inserted herein.
     ARTICLE III - WARRANTY: The Contractor expressly warrants that he is free from obligation of any other person or persons for services rendered, or supposed to have rendered, in the procurement of this contract. He further agrees that any breach of the Warranty shall constitute adequate cause for the annulment of the Contract by the State of Arizona and that the State of Arizona may retain to its own use from any sums of money due or become due thereunder, an amount thereof equal to any brokerage, commission, or percentage so paid, or agreed to be paid.
     ARTICLE IV - TIME OF COMPLETION: The Contractor further covenants and agrees that all of the said materials shall be furnished and delivered and all of the said labor shall be done and performed in every respect to the satisfaction and approval of the State Engineer and that the said work shall be turned over to the State Engineer, complete and ready for use, on or before the specified time herein. The work shall be free and discharged of all claims and demands whatsoever for, or on account of any and all labor and materials used or furnished to be used in said work.
     It is expressly understood and agreed that in case of failure on the part of the Contractor, for any reason, except with the written consent of the State Engineer, to complete the entire work to the satisfaction of the State
Engineer, and within the aforesaid time limit, the party of the first part shall deduct from any money due, or which may become due the Contractor, as liquidated damages, an amount in accordance with Subsection 108.09 of the Contract Specifications.
     If no money shall be due the Contractor, the State shall have a cause of action to recover against the Contractor in a court of competent jurisdiction, liquidated damages, in accordance with Subsection 108.09 of the Contract Specifications, said deduction to be made, or said sum to be recovered, not as a penalty, but as liquidated damages; provided, however, that upon receipt of written notice from the Contractor, of the existence of causes, as herein provided, over which said Contractor has no control and which must delay the completion of said work or any delay occasioned by the Arizona Department of Transportation, the State Engineer may extend the period hereinbefore specified for the completion of said work in accordance with the Specifications and in such case, the Contractor shall become liable for said liquidated damages for delays commencing from date said extension period shall expire.
          After the date as set up in Contract plus any extension granted, no further payments shall be made the Contractor until all work is completed and accepted by the State engineer. It is also agreed that the date of completion shall be that upon which the work is accepted by the State Engineer.
     ARTICLE V - CLAIMS FOR EXTRA WORK: It is distinctly understood and agreed that no claim for extra work or materials, not specifically herein provided, done or furnished by the Contractor, will be allowed by the State Engineer, nor shall the Contractor do any work or furnish any materials not covered by these Specifications and Contract, unless such work is ordered in writing by the State Engineer. In no event shall the Contractor incur any liability by reason of any oral direction or instruction that he may be given by the State
Engineer, or his authorized representatives. It is the intent and meaning of this Article that all orders, directions, instructions, not contained in the Plans, Specifications, and Special Provisions, pertaining to the work shall be in writing, and the Contractor hereby waives any claims for compensation for work done, or materials furnished in violation thereof.
     ARTICLE VI - MISUNDERSTANDING OR DECEPTION: The party of the second part agrees that he has investigated the site of the work and all parts and appurtenances thereto and hereby waives any right to plead misunderstanding or deception as to location, character of work or materials, estimates of quantities or other conditions surrounding or being a part of the work and understands that the quantities given in the Bidding Schedule are approximate only, and hereby agrees to accept the quantities as actually placed and finally determined upon the completion of the work, in accordance with the Contract Documents.
     ARTICLE VII - PAYMENTS: For and in consideration of the faithful performance of the work herein embraced, as set forth in the Contract
Agreement, Specifications, Special Provisions, Bidding Schedule and all general and detailed Specifications and Plans, which are a part hereof, and in accordance with the directions of the State Engineer and to his satisfaction or his authorized agents, the said State of Arizona agrees to pay to said Contractor the amount earned, computed from the actual quantities of work performed, as shown by the estimates of the State Engineer, and the unit prices named in the attached Bidding Schedule and Supplementary Agreements made a part hereof, and to make such payments in the manner and at the time provided in the specifications hereto appended.
12-0912 R10/91
                                                                    Sheet 1 of 2

     ARTICLE VIII - IT IS EXPRESSLY UNDERSTOOD AND AGREED that no work shall be done nor any obligations incurred under this contract during any fiscal year which are in excess of the funds programmed and budgeted for this project for that fiscal year.

     ARTICLE IX - THE CONTRACTOR SHALL INDEMNIFY AND SAVE HARMLESS THE STATE, its officers and employees, from all suits, actions, or claims of any character brought because of injuries or damage received or sustained by any person, persons or property on account of the operations of the said contractor or an account of or in consequence of any neglect in safeguarding the work; or through use of unacceptable materials in constructing the work; or because or any act or omission, neglect or misconduct or said contractor; or because of any claims or amounts recovered from any infringements or patent, trademark or copyright; or from any claims or amounts arising or recovered under the Workmen's Compensation Act or any other law, ordinance, order or decree, except the contractor is not required to indemnify or save harmless the State from liability arising from the negligence of the State.

     The contractor shall indemnify and save harmless any county or incorporated city, its officers and employees, within the limits of which county or incorporated city work is being performed, all in the same manner and to the same extent as provided in the above paragraph.

     IT IS FURTHER UNDERSTOOD AND AGREED that all work required to be done under this contract in excess of the funds now appropriated and budgeted for this project shall not be done nor any obligation incurred therefor until such time as the Legislature appropriates the additional funds and the same are budgeted for this project by the Arizona Department of Transportation and in the event the parties hereto are bound to continue performance of this contract to the extent permitted by the funds so appropriated and budgeted.

     In the event that no funds are appropriated or budgeted for this project for the succeeding fiscal year, then this contract shall be null and void, except as to that portion for which funds have now been appropriated and budgeted, therefore, and no right of action or damages shall accrue to the benefit of the parties hereto as to that portion of the contract that may so become null and void.

     All parties are hereby put on notice that this contract (agreement) is subject to cancellation by the Governor pursuant to Arizona Revised Statutes
Section 38-511.

     IT IS ALSO UNDERSTOOD AND AGREED that this contract is subject to A.R.S. 28-1824, 28-1825, 28-1826, together with all other limitations pursuant to the applicable laws of the State of Arizona relating to public contracts and expenditures.

070 GH 330 H502801C STP-070-A(001)A
GLOBE-LORDSBURG HIGHWAY (US 70)
(US 70-Pima to Thatcher)




Witness our hands and seals this 13TH day of August 2002
               STATE OF ARIZONA




                                                 By: /s/  Barry Crockett
                                                     --------------------------
                                                   Department of Transportation

EVIDENCE OF AUTHORITY TO SIGN
THE CONTRACT MUST BE ON FILE
WITH THE DEPARTMENT, OTHERWISE
IT MUST BE FURNISHED WITH THE
PROPOSAL.


                                                 PARTY OF THE FIRST PART

                                                 Meadow Valley Contractors, Inc.
                                                 -------------------------------


                                                 By: /s/ Bradley E. Larson
                                                     -----------------------
                                                     Contractor
                                                     BRADLEY E. LARSON PRESIDENT


                                                 PARTY OF THE SECOND PART

Attest: /s/ Robert W. Bottcher
        ----------------------
               Signature

          ROBERT W. BOTTCHER
             AREA MANAGER

                                                                      Article IX
                                                                 Revised 8/30/00
                                                              Contract Agreement
                                                                    Sheet 2 of 2

                                 ["ILLEGIBLE"]
              CHAPTER 2, ARTICLE 2 OF THE ARIZONA REVISED STATUTES
           (PENALTY OF THIS BOND MUST BE 100% OF THE CONTRACT AMOUNT)

                                                               Bond No. 24006407
KNOW ALL MEN BY THESE PRESENTS:

That, Meadow Valley Contractors, Inc. (hereinafter called the Principal), As Principal, and Liberty Mutual Insurance Company _____________________________________________________(hereinafter called
Surety), a corporation organized and existing under the laws of the State of Massachusetts, with its principal office in the city of Boston, holding a certificate of authority to transact surety business in Arizona issued by the Director of the Department of Insurance, as Surety, are held and firmly bound unto the Arizona Department of Transportation (hereinafter called the Obligee in the amount of SIX MILLION, FIVE HUNDRED SEVENTY-ONE THOUSAND, FIFTEEN AND 80/100 dollars ($6,571,015.80),for the payment whereof, the said Principal and Surety bind themselves, and their heirs, administrator, executors, successors.

     WHEREAS, the Principal has agreed to enter into a certain contract with the Obligee for construction and completion of certain work described as

070 GH 330 H502801C STP-070-A(001)A
GLOBE-LORDSBURG HIGHWAY (US 70)
(US 70-Pima to Thatcher)


which contract is hereby referred to and made a part hereof as fully and to the same extent as if copied at length herein.

     NOW, THEREFORE, THE CONDITION OF THIS OBLIGATION IS SUCH, that if the said Principal shall promptly pay all monies due to all persons supplying labor or materials to the principal or the principal's subcontractors in the prosecution of the work provided for in said contract, then this obligation shall be voided, otherwise to remain in full force and effect;

     PROVIDED, HOWEVER, that this bond having been required of the said Principal in order to comply with provisions of Title 34, Chapter 2, Article 2, of the Arizona Revised Statutes, all rights and remedies on this bond shall inure solely to such persons and shall be determined in accordance with the provisions, conditions, and limitations of said Title, Chapter and Article, to the same extent as if they were copied at length herein.

     The prevailing party in a suit on this bond shall recover as a part of the judgment such reasonable attorneys' fees as may be fixed by a judge of the Court.

     Witness our hands this 19th day of July, 2002.

Meadow Valley Contractors, Inc.
                                        /s/  BRADLEY E. LARSON
_______________________________         _______________________________________
PRINCIPAL               SEAL            BY: BRADLEY E. LARSON, PRESIDENT

Liberty Mutual Insurance Company
                                        /s/ Jeri Apodaca
________________________________        ________________________________________
SURETY              SEAL                BY: Jeri Apodaca, Attorney in Fact

Aon Risk Services                       1901 Main Street, Suite 300, Irvine, CA
                                        92614
________________________________        ________________________________________
AGENCY OF RECORD                        AGENCY ADDRESS

 /s/ Carol Trelford
_______________________________________
ARIZONA COUNTERSIGNATURE Carol Trelford

1850 North Central Avenue, Suite 1700             PAYMENT BOND
_______________________________________           SHEET 1 OF 1
ADDRESS Phoenix, AZ 85004

602-427-3200
_______________________________________
PHONE NUMBER

12-1302-R 9/92

                                 "BID SCHEDULE"

                              070 GH 330 H502801C

Item No.       Item Description                   UNIT           Quantity        Unit Price         Extended Amount

CONCRETE BOX CULVERT EXTENTION STA. 3958+46

2020009 B   REMOVAL OF STRUCTURAL CONCRETE       CU.YD.              2              600.00              1,200.00

2030501 B   STRUCTURAL EXCAVATION                CU.YD.            126              12.00               1,512.00

2030506 B   STRUCTURE BACKFILL                   CU.YD.            493              25.00              12,325.00

6010002 B   STRUCTURAL CONCRETE (CLASS S)
(F'C = 3,000)                                    CU.YD.            136             300.00              40,800.00

6050002 B   REINFORCING STEEL                     LB            21,622                .50              10,811.00

6050101 B   PLACE DOWELS                         EACH               20              18.00                 360.00



                                                                                       BID TOTAL: 6,571,015.80
